UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: November 19, 2009

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-04494	13-5661446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wenyang Town Feicheng City ShanDong, China 271603
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 86 538 3850 703

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01

REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 is a slide presentation that will be utilized by China Ruitai International Holdings, Co., Ltd. at the 2009 China Growth Conference hosted by Brean Murray, Carret and Co. from November 19, 2009 through November 20, 2009 in New York, NY.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is being furnished with this report

Exhibit No.

Description

99.1

Presentation to be utilized at 2009 China Growth Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA RUITAI INTERNATIONAL HOLDINGS, CO., LTD.

By:  /s/ Dian Min Ma

Chief Executive Officer

Date: November 19, 2009